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                                                                   EXHIBIT 10.29


                               (AMG) LLC INTEREST

                               PURCHASE AGREEMENT


                                FEBRUARY 5, 2003

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                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
Section 1.   General...........................................................1
Section 2.   Definitions.......................................................1
Section 3.   Purchase and Sale of (AMG) LLC Points.............................7
Section 4.   Closing of the Purchase and Sale..................................7
Section 5.   Vesting Schedule..................................................8
Section 6.   Representations and Warranties of AMG.............................9
Section 7.   Representations and Warranties of Purchasers......................9
Section 8.   Forfeiture.......................................................10
Section 9.   Repurchase of Vested (AMG) LLC Points............................11
Section 10.  Allocations......................................................14
Section 11.  Distributions....................................................16
Section 12.  (AMG) LLC Point Puts.............................................17
Section 13.  Restrictions on Transfer.........................................21
Section 14.  Voting Rights....................................................22
Section 15.  Miscellaneous....................................................22

EXHIBITS

Exhibit A    LLC Agreement
Exhibit B    Form of Purchase Note
Exhibit C    Form of Non Solicitation/Non Disclosure Agreement
Exhibit D    Form of Joinder

SCHEDULES

Form of
Schedule A   Purchasers; (AMG) LLC Points; Vesting

                                        i
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                               PURCHASE AGREEMENT

     PURCHASE AGREEMENT (this "AGREEMENT") made as of February 5, 2003 (the "EFFECTIVE DATE"), by and among the individuals set forth on the signature pages hereto from time to time, including by execution of a Joinder (each, a "PURCHASER" and collectively, the "PURCHASERS"), Affiliated Managers Group, Inc., a Delaware corporation ("AMG"), and Essex Investment Management Company, LLC, a Delaware limited liability company (the "LLC").

     SECTION 1. GENERAL. Reference is hereby made to the Essex Investment Management Company, LLC Amended and Restated Limited Liability Company Agreement dated as of March 20, 1998, as the same has been, and may in the future be, from time to time amended (the "LLC AGREEMENT"), which LLC Agreement, including all amendments thereto to date, is attached hereto as EXHIBIT A and incorporated herein by reference. Each Purchaser is an employee of the LLC and AMG is the Manager Member of the LLC. AMG and the LLC desire to provide further incentive the employees of the LLC to grow the business of the LLC, and AMG has, in accordance with the provisions of Section 6.1(a)(ii) of the LLC Agreement, made available for purchase by Purchasers, a portion of AMG's LLC Interest represented by the (AMG) LLC Points. Each Purchaser acknowledges that he, she or it is not acquiring pursuant to this Agreement, or otherwise, any LLC Points under the LLC Agreement, but rather is acquiring only an economic interest in AMG's LLC Interest on the terms and conditions of, and to the extent of the rights and obligations set forth in, this Agreement. Each Purchaser has read the terms and provisions of the LLC Agreement, and, subject to the consummation of the purchase and sale of the (AMG) LLC Points contemplated hereby, each Purchaser acknowledges the terms and provisions thereof and agrees to become a "Member" of the LLC (to the extent such Purchaser is not already a Member), as contemplated by this Agreement. AMG, as Manager Member, and the LLC hereby consent to the admission of each Purchaser as a Member of the LLC.

     SECTION 2.     DEFINITIONS.

          (a) The following terms as used herein shall have the following meanings:

          "ADJUSTMENT FACTOR" shall mean, as of any date, the fraction, (a) the numerator of which is 769, and (b) the denominator of which is the number of LLC Points that AMG owns as of such date. The Adjustment Factor shall initially be one (1).

          "AGREEMENT" shall have the meaning specified in the recitals.

          "ALLOCATION OF (AMG) FREE CASH FLOW" shall mean, with respect to any Purchaser for any period, the product of (a) the (AMG) Free Cash Flow for such period and (b) a fraction, (i) the numerator of which is such Purchaser's Twelve Months' (AMG) Free Cash Flow as of the last day of such period, and (ii) the denominator of which is the sum of the (AMG) Free Cash Flow for the four (4) most recently completed calendar quarters.

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          "AMG" shall have the meaning specified in the recitals.

          "AMG ENTERPRISE VALUE" shall have the meaning specified in Section 12(d)(vi) hereof.

          "(AMG) FAIR VALUE" shall have the meaning specified in Section 12(d)(ii) hereof.

          "(AMG) FREE CASH FLOW" shall mean, with respect to any period, the amount of Free Cash Flow allocated to AMG in accordance with Section 4.2(c)(i)(A) of the LLC Agreement for such period, determined as if the Guaranteed Payment by the LLC to the Special Non-Manager Member under the LLC Agreement was instead made to AMG pursuant to Section 4.2(c)(i).

          "AMG INDEBTEDNESS" shall have the meaning specified in Section 12(d)(ix) hereof.

          "(AMG) LLC CAPITAL ACCOUNT" shall have the meaning specified in
Section 10(a) hereof.

          "(AMG) LLC INTEREST" shall mean the Class A (AMG) LLC Interests and the Class B (AMG) LLC Interests transferred from time to time by AMG to the Purchasers hereunder.

          "(AMG) LLC POINT PURCHASE PRICE" shall mean, with respect to each
(AMG) LLC Point acquired pursuant to this Agreement, the purchase price for such
(AMG) LLC Point set forth on SCHEDULE A hereto.

          "(AMG) LLC POINT ACQUISITION DATE" shall mean, (a) with respect to any Class A (AMG) Purchaser and the Class A (AMG) LLC Points purchased thereby in accordance with this Agreement, the date of the Purchase and Sale of such Class A (AMG) LLC Points, and (b) with respect to any Class B (AMG) Purchaser and the Class B (AMG) LLC Points purchased thereby in accordance with this Agreement, the date of the Purchase and Sale of such Class B (AMG) LLC Points.

          "(AMG) LLC POINTS" shall mean the Class A (AMG) LLC Points and Class B
(AMG) LLC Points transferred from time to time from AMG to Purchasers under this Agreement.

          "(AMG) PERCENTAGE INTEREST" shall mean, with respect to any Purchaser as of any date, the fraction, (a) the numerator of which is the total number of
(AMG) LLC Points owned by such Purchaser and (b) the denominator of which is the total number of LLC Points owned by AMG, in each case as of such date.

          "AMG MULTIPLE" shall have the meaning specified in Section 12(d)(iv) hereof.

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          "(AMG) PERMITTED TRANSFEREE" shall mean, with respect to any
Purchaser, its transferees pursuant to and in accordance with Section 13 hereof, to the extent set forth in any consent of AMG and the Management Committee.

          "(AMG) PURCHASE DATE" shall have the meaning specified in Section 12(b) hereof.

          "(AMG) PUT" shall have the meaning specified in Section 12(a) hereof.

          "(AMG) PUT NOTICE" shall have the meaning specified in Section 12(c) hereof.

          "(AMG) PUT NOTICE DEADLINE" shall have the meaning specified in
Section 12(c) hereof.

          "(AMG) PUT PRICE" shall have the meaning specified in Section 12(d) hereof.

          "(AMG) REPURCHASE" shall have the meaning specified in Section 9(a) hereof.

          "(AMG) REPURCHASE CLOSING DATE" shall have the meaning specified in
Section 9(c) hereof.

          "(AMG) REPURCHASED MEMBER" shall have the meaning specified in Section 9(a) hereof.

          "(AMG) REPURCHASE PRICE" shall have the meaning specified in Section 9(b) hereof.

          "AMG'S CAPITAL ACCOUNT BALANCE" shall mean the positive difference between (a) AMG's Capital Account and (b) the sum of the (AMG) LLC Capital Accounts of the Purchasers.

          "AMG'S RUN RATE EBITDA" shall have the meaning specified in Section 12(d)(viii) hereof.

          "AMG'S SHARE" shall mean with respect to allocations and distributions to the Members under the LLC Agreement at any time or for any period, the amount allocated or distributed, as applicable, to AMG in respect of its LLC Points as of such time or for such period.

          "BANKRUPTCY EVENT" shall have the meaning specified in Section 9(f) hereof.

          "CLASS A (AMG) FAIR MARKET VALUE" shall have the meaning specified in
Section 12(d)(i) hereof.

          "CLASS A (AMG) LLC INTEREST" shall mean a Class A (AMG) Purchaser's interest in AMG's LLC Interest, which shall include the Class A (AMG) LLC Points, (AMG) Capital Account and other rights, in each case as expressly provided in this Agreement.

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          "CLASS A (AMG) LLC POINTS" shall mean, as of any date, with respect to any Class A (AMG) Purchaser, the number of Class A (AMG) LLC Points of such
Class A (AMG) Purchaser set forth on SCHEDULE A hereto, as may be amended from time to time in accordance with this Agreement.

          "CLASS A (AMG) PURCHASER" shall mean each purchaser of Class A (AMG) LLC Points under this Agreement from time to time.

          "CLASS A (AMG) PUT PARTICIPATION THRESHOLD" shall mean the product of
(a) $72,705,476 and (b) one divided by the Adjustment Factor.

          "CLASS A (AMG) REPURCHASE PRICE" shall mean, with respect to any (AMG) Repurchased Member, the product of (a) the Class A (AMG) Fair Market Value and
(b) a fraction, the numerator of which is the number of Vested Class A (AMG) LLC Points owned by such (AMG) Repurchased Member as of the applicable (AMG) Repurchase Closing Date (before giving effect to any repurchases on such (AMG) Repurchase Closing Date), and the denominator of which is the total number of LLC Points held by AMG as of the applicable (AMG) Repurchase Closing Date (before giving effect to any repurchases on such (AMG) Repurchase Closing Date).

          "CLASS A/B (AMG) INCOME PARTICIPATION THRESHOLD" shall mean the product of (a) $12,796,164 and (b) one divided by the Adjustment Factor.

          "CLASS A/B (AMG) EQUITY PARTICIPATION THRESHOLD" shall mean $130,000,000; PROVIDED, HOWEVER, that the Class A/B (AMG) Equity Participation Threshold shall be appropriately adjusted from time to time to give effect to any change in AMG's Capital Account resulting from the purchase by AMG of any LLC Points (and related Capital Account) from Non-Manager Members pursuant to and in accordance with the LLC Agreement; PROVIDED, FURTHER that the Class A/B-1 Equity Participation Threshold shall NOT be adjusted as a result of any adjustments to AMG's Capital Account made pursuant to and in accordance with Sections 5.1 and 5.5(c) of the LLC Agreement.

          "CLASS B (AMG) FAIR MARKET VALUE" shall have the meaning specified in
Section 12(d)(i) hereof.

          "CLASS B (AMG) LLC INTEREST" shall mean a Class B (AMG) Purchaser's interest in AMG's LLC Interest, which shall include the Class B (AMG) LLC Points, (AMG) Capital Account and other rights, in each case as expressly provided in this Agreement.

          "CLASS B (AMG) LLC POINTS" shall mean, as of any date, with respect to any Class B (AMG) Purchaser, the number of Class B (AMG) LLC Points of such Class B (AMG) Purchaser set forth on SCHEDULE A hereto, as may be amended from time to time in accordance with this Agreement. Class B (AMG) LLC Points may be issued in any number of series from time to time in accordance with this Agreement and shall have the relative rights, preferences and restrictions as set forth in this Agreement. The Class B (AMG) LLC Points issued under this Agreement on the Effective Date shall be designated Class B-1 (AMG) LLC Points.

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          "CLASS B (AMG) PURCHASER" shall mean each purchaser of Class B (AMG)
LLC Points under this Agreement from time to time.

          "CLASS B (AMG) REPURCHASE PRICE" shall mean, with respect to any (AMG) Repurchased Member, the product of (a) the Class B (AMG) Fair Market Value and
(b) a fraction, the numerator of which is the number of Vested Class B (AMG) LLC Points owned by such (AMG) Repurchased Member as of the applicable (AMG) Repurchase Closing Date (before giving effect to any repurchases on such (AMG) Repurchase Closing Date), and the denominator of which is the total number of LLC Points held by AMG as of the applicable (AMG) Repurchase Closing Date (before giving effect to any repurchases on such (AMG) Repurchase Closing Date).

          "CLASS B-1 (AMG) PUT PARTICIPATION THRESHOLD" shall mean the product of (a) $94,517,118 and (b) one divided by the Adjustment Factor.

          "CLOSING" shall have the meaning specified in Section 4 hereof.

          "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization determined in accordance with generally accepted accounting principles, consistently applied.

          "EFFECTIVE DATE" shall have the meaning specified in the recitals.

          "FAIR MULTIPLE" shall have the meaning specified in Section 12(d)(iv) hereof.

          "FAIR VALUE DETERMINATION DATE" shall mean (i) with respect the calculation of (AMG) Fair Value in connection with an (AMG) Put, the March 31 prior to the applicable (AMG) Purchase Date or (ii) with respect to the calculation of (AMG) Fair Value in connection with an (AMG) Repurchase or any other payment, the last day of the calendar quarter in which a Purchaser's termination of employment with the LLC or Permanent Incapacity has occurred, and which is prior to the applicable (AMG) Repurchase Closing Date or any other payment date.

          "FORFEITURE" shall have the meaning specified in Section 8(a) hereof.

          "JOINDER" shall mean a joinder to this Agreement in substantially the form of EXHIBIT D attached hereto.

          "LLC" shall have the meaning specified in the recitals.

          "LLC AGREEMENT" shall have the meaning specified in Section 1 hereof.

          "LOCK-UP PERIOD" shall mean, (a) with respect to any Class A (AMG) Purchaser and such Class A (AMG) Purchaser's Class A (AMG) LLC Points, two (2) years from such Class A (AMG) Purchaser's (AMG) LLC Point Acquisition Date, and
(b) with respect to any Class B (AMG) Purchaser and such Class B (AMG) Purchaser's Class B (AMG) LLC Points, five (5) years from such Class B (AMG) Purchaser's (AMG) LLC Point Acquisition Date.

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          "MANAGEMENT AGREEMENT" shall mean the Agreement dated February 3, 2003 by and among AMG, the LLC and certain of the members of the Management Committee of the LLC as identified therein.

          "MANAGEMENT DEFAULT" shall have the meaning specified in Section 8(d) hereof.

          "PURCHASE AND SALE" shall have the meaning specified in Section 3 hereof.

          "PURCHASE NOTE" shall mean a promissory note issued in favor of AMG by Purchaser with respect to the Purchase and Sale of Purchaser's (AMG) LLC Points substantially in the form attached hereto as EXHIBIT B.

          "PURCHASER" shall have the meaning specified in the recitals, and shall include, without limitation, each Class A (AMG) Purchaser and Class B
(AMG) Purchaser.

          "PUT (AMG) LLC POINTS" shall have the meaning specified in Section 12(c) hereof.

          "RUN RATE FREE CASH FLOW" shall have the meaning specified in Section 12(d)(vii) hereof.

          "SECURITIES ACT" shall have the meaning specified in Section 7(f)(iii) hereof.

          "SYNTHETIC LEASE OBLIGATION" shall have the meaning specified in
Section 12(d)(ix) hereof.

          "TERMINATION DATE" shall have the meaning specified in Section 8(b) hereof.

          "TOTAL DEBT" shall have the meaning specified in Section 12(d)(v) hereof.

          "TWELVE MONTHS' (AMG) FREE CASH FLOW" shall mean, with respect to each Purchaser, as of any date, the product of (a) the extent to which the sum of the
(AMG) Free Cash Flow for the four (4) most recently completed calendar quarters exceeds the Class A/B-1 (AMG) Income Participation Threshold and (b) such Purchaser's (AMG) Percentage Interest as of such date; PROVIDED, HOWEVER, that with respect to the first four (4) quarters following the Effective Date of this Agreement, "Twelve Months' (AMG) Free Cash Flow" shall mean, with respect to any Purchaser, as of any date, the product of (a) the extent to which the sum of (i) the aggregate (AMG) Free Cash Flow for all completed calendar quarters to date in such four-quarter period, and (ii) the product of (A) the number of quarters remaining in such four-quarter period and (B) one-quarter (1/4) of the Class A/B-1 (AMG) Income Participation Threshold, exceeds the Class A/B-1 (AMG) Income Participation Threshold, and (b) such Purchaser's (AMG) Percentage Interest as of such date.

          "UNVESTED" shall mean, at any time and with respect to any Purchaser and the (AMG) LLC Points held thereby, the portion of such (AMG) LLC Points held by such Purchaser which has not yet vested at such time in accordance with
Section 5 hereof.

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          "VESTED" shall mean, at any time and with respect to Purchaser and the
(AMG) LLC Points held thereby, the portion of such (AMG) LLC Points held by such Purchaser which has vested at such time, in accordance with Section 5 hereof.

          "VOTING PERCENTAGE" shall mean for each Purchaser as of any date, a number expressed as a percentage equal to the quotient of (A) the sum of (x) the Class A (AMG) LLC Points held by such Purchaser PLUS (y) one-tenth (1/10th) of the number of Class B (AMG) LLC Points held by such Purchaser divided by (B) the total number of LLC Points owned by AMG as of such date.

          (b) Capitalized terms used herein and not defined shall have the meanings given to them in the LLC Agreement.

     SECTION 3. PURCHASE AND SALE OF (AMG) LLC POINTS. Subject to the terms, provisions and conditions contained in this Agreement, and on the basis of the representations, warranties and covenants herein set forth, AMG agrees, effective on the date hereof, to sell, transfer and deliver to each Purchaser, free and clear of any Liens whatsoever (other than those contained in this Agreement, or those arising out of that certain Credit Agreement dated as of August 7, 2002 by and among AMG and the Agent and Lenders identified therein, or the other agreements contemplated thereby, in each case as amended from time to time), the (AMG) LLC Interest, represented by a number of (AMG) LLC Points as set forth opposite such Purchaser's name on SCHEDULE A hereto. Subject to the terms, provisions and conditions contained in this Agreement, and on the basis of the representations, warranties and covenants herein set forth, each Purchaser, severally and not jointly, hereby agrees, effective on the date hereof, to purchase from AMG the (AMG) LLC Points for the (AMG) LLC Point Purchase Price, in each case as set forth opposite such Purchaser's name on SCHEDULE A hereto. The transactions contemplated by this Section 3 are referred to herein as the "PURCHASE AND SALE."

     SECTION 4.     CLOSING OF THE PURCHASE AND SALE.

          (a) The initial closing of the Purchase and Sale under this Agreement (a "CLOSING") shall take place at the offices of AMG, 600 Hale Street, Prides Crossing, Massachusetts (or remotely via the exchange of documents and signatures) on the Effective Date. Subsequent Closings shall take place from time to time at a date, time and place to mutually agreed upon by AMG and any Purchasers participating in such Closing. At each Closing, AMG shall record the transfer of the (AMG) LLC Points in the name of each Purchaser to whom such
(AMG) LLC Points are being transferred, against payment to AMG by each Purchaser of such Purchaser's (AMG) LLC Point Purchase Price by wire transfer, check, delivery of a Purchase Note or other method acceptable to AMG.

          (b) Each Purchaser shall deliver the following to AMG at or prior to each Closing:

                    (i) Full payment to AMG of such Purchaser's (AMG) LLC Point Purchase Price as provided in Section 4(a) above;

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                    (ii)      A Non Solicitation/Non Disclosure Agreement in the
          form attached as EXHIBIT C hereto (or, if such Purchaser is already a party to such a Non Solicitation Agreement/Non Disclosure Agreement, a written confirmation that such Non Solicitation Agreement/Non Disclosure Agreement is in full force and effect as of the date hereof);

                    (iii)     A counterpart signature page to the Assignment of
          (AMG) LLC Points and Admission of Member;

                    (iv) A counterpart signature page to the Special Repurchase Payment Agreement;

                    (v) A counterpart signature page or joinder to this Agreement; and

                    (vi) Such other supporting documents, instruments and certificates as the AMG may reasonably request and as required pursuant to this Agreement and the transactions contemplated hereby.

          (c) At each Closing, AMG shall deliver to each Purchaser (i) an assignment of (AMG) LLC Points and (ii) a certificate evidencing the (AMG) LLC Points subject to the Purchase and Sale hereunder.

     SECTION 5. VESTING SCHEDULE. The (AMG) LLC Points purchased hereunder are, as of the applicable (AMG) LLC Point Acquisition Date, all Unvested (AMG) LLC Points, and shall be subject to the vesting schedule set forth on SCHEDULE A hereto and in this Section 5. Notwithstanding SCHEDULE A hereto, in no event shall a Purchaser's (AMG) LLC Points which are Unvested as of the date such Purchaser's employment by the LLC terminates, for any reason, become Vested
(AMG) LLC Points after such date (except as provided in Section 9(g) hereto); and PROVIDED, HOWEVER, that in no event shall any Unvested (AMG) LLC Points held by such Purchaser (or any (AMG) Permitted Transferees) as of the date of the occurrence of a Bankruptcy Event with respect to such Purchaser (or such (AMG) Permitted Transferee, as applicable) become Vested (AMG) LLC Points after the date of such event; PROVIDED, FURTHER, that in no event shall any Unvested (AMG) LLC Points as of the date of a Management Default become Vested (AMG) LLC Points after the date of such event. Notwithstanding anything herein to the contrary, upon (i) a merger, reorganization or consolidation of the LLC in which the outstanding LLC Points are converted into or exchanged for a different kind of securities of the successor entity and the holders of the LLC's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (ii) the sale of all or a majority of the outstanding LLC Points of the LLC to an unrelated person or entity or (iii) any other transaction in which the owners of the LLC's outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction, all of the Unvested (AMG) LLC Points held by the Purchasers shall be deemed Vested (AMG) LLC Points.

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     SECTION 6.     REPRESENTATIONS AND WARRANTIES OF AMG. As a material
inducement to Purchaser entering into this Agreement and consummating the Purchase and Sale, AMG represents and warrants to Purchaser that AMG has all requisite power and authority to execute, deliver and perform this Agreement and the agreements, documents and instruments to be executed, delivered and performed in connection herewith and the transactions contemplated hereby and thereby. This Agreement and each other agreement, document and instrument to be executed, delivered and performed in connection herewith, has been duly and validly approved by all necessary action of AMG, and this Agreement and each such other agreement, document or instrument represents, or, when executed will represent, the valid and legally binding obligation of AMG, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights.

     SECTION 7. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. As a material inducement to AMG entering into this Agreement and consummating each Purchase and Sale hereunder, each Purchaser, severally, not jointly, makes each of the representations, warranties and agreements contained in this Section 7.

          (a) Such Purchaser has not relied upon AMG, the LLC, or any employees, principals or agents of AMG or the LLC for investment, tax or other legal or financial advice in connection with the Purchase and Sale of such Purchaser's (AMG) LLC Points. Such Purchaser has consulted his or her own attorney, accountant or investment advisor with respect to the Purchase and Sale of such Purchaser's (AMG) LLC Points and its suitability for such Purchaser. Any specific acknowledgement below with respect to any statement or information furnished to such Purchaser shall not be deemed to limit the generality of this representation and warranty.

          (b) Such Purchaser has full right, authority and power to enter into this Agreement, and each agreement, document and instrument to be executed and delivered pursuant to or as contemplated hereby or thereby. The execution, delivery and performance by such Purchaser of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action of such Purchaser and no other action is required in connection therewith, and constitute the legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights.

          (c) Such Purchaser is not subject to any disqualification under the provisions of Section 203(e) of the Investment Advisers Act of 1940, as amended, and is not otherwise ineligible to serve as an associated person to a registered investment adviser.

          (d) Such Purchaser has or will have as of the date hereof executed a Non Solicitation/Non Disclosure Agreement in the form attached as EXHIBIT C hereto.

          (e)       To his/her knowledge, such Purchaser is in good health.

          (f)       (i)       The (AMG) LLC Points that such Purchaser is
acquiring hereunder is being acquired by him/her for his/her own account for investment only and not with a view to or for sale in connection with any distribution thereof or with any present intention of selling or distributing all or any part thereof.

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                    (ii)      Such Purchaser is sufficiently knowledgeable and
     experienced in the making of investments of this type so as to be able to evaluate the risks and merits of Purchaser's investment and is able to bear the economic risk of Purchaser's investment in the (AMG) LLC Points for an indefinite period of time or to lose the entire investment made hereby. Purchaser has received and read all documents required by Purchaser to make an informed decision with regard to the purchase of the (AMG) LLC Points. Such Purchaser acknowledges that he, she or it has been given an opportunity to ask questions and receive information regarding the (AMG) LLC Points from AMG, the LLC, and its respective officers, and that he/she and his/her advisers have reviewed all such information as they deem necessary or appropriate for making an investment decision. Such Purchaser acknowledges that the (AMG) LLC Points are illiquid, that no market for the
     (AMG) LLC Points exists and that none is contemplated to be created.

                    (iii)     Such Purchaser understands and acknowledges that
     (A) the securities that he/she is purchasing hereunder are characterized as "restricted securities" under the federal securities laws insomuch as they have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or under any applicable federal securities or state blue-sky securities laws and (B) such securities cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under, pursuant to an exemption from or in a transaction not subject to any applicable state blue-sky or federal securities laws. Such Purchaser acknowledges and agrees that the securities acquired by such Purchaser hereunder are subject to the terms and conditions set forth in this Agreement, and that no transfer of such securities will be made unless accompanied by evidence of compliance with the terms of this Agreement.

     SECTION 8.     FORFEITURE.

          (a) The forfeiture arrangements contemplated by this Section 8 are referred to herein as a "FORFEITURE." The provisions relating to a Forfeiture set forth in this Agreement shall, except as set forth in Section 8(d) below, only apply to the Unvested (AMG) LLC Points as of any time.

          (b) Subject to the provisions of Section 9(g), in the event that a Purchaser's employment with the LLC terminates for any reason, such Purchaser, and his, her or its respective (AMG) Permitted Transferees, if any, shall forfeit to AMG all of the Unvested (AMG) LLC Points held by such Purchaser (and such (AMG) Permitted Transferees, if any), as of the date of such termination of employment (the "TERMINATION DATE"), with no further obligation (including no obligation to make any payment) on the part of AMG with respect thereto to such Purchaser (or any (AMG) Permitted Transferee).

          (c) Upon the occurrence of a Bankruptcy Event with respect to any Purchaser (or an (AMG) Permitted Transferee of such Purchaser), then such Purchaser (or (AMG) Permitted Transferee, as applicable ) shall forfeit to AMG all of the Unvested (AMG) LLC Points held by such Purchaser (or (AMG) Permitted Transferee, as applicable) as of the date of the occurrence of such Bankruptcy Event, with no further obligation (including no obligation to make any payment)on the part of AMG with respect thereto to such Purchaser (or any (AMG) Permitted Transferee, as applicable).

          (d) In the event of (i) a breach by the LLC of the terms and provisions of Section 3(a) of the Management Agreement or (ii) a breach by any Committee Member (as defined in the Management Agreement) of the terms and provisions of Section 3(b) of the Management Agreement which is reasonably likely to lead to a breach by the LLC of the terms and provisions of Section 3(a) of the Management Agreement (either event, a "MANAGEMENT DEFAULT"), then, at the option of each Purchaser (and each Purchaser's (AMG) Permitted Transferees, if any), (i) such Purchaser (and such (AMG) Permitted Transferees, if any) shall forfeit to AMG all of the Class A (AMG) LLC Points held by such Purchaser (and such (AMG) Permitted Transferees, if any) as of the date of such Management Default, Vested or Unvested, with no further obligation (including no obligation to make any payment) on the part of AMG with respect thereto to such Purchaser (and such (AMG) Permitted Transferees, if any), or (ii) such Purchaser (and such (AMG) Permitted Transferees, if any) may in lieu of such forfeiture of such Class A (AMG) LLC Points pay to AMG, in cash, within thirty (30) days of the date of such Management Default, the fair market value of the Class A (AMG) LLC Points (as determined pursuant to Section 12(d)(i), as applicable), Vested or Unvested, held by such Purchaser (and such (AMG) Permitted Transferees, if any) as of the date of such Management Default. If a Purchaser (or (AMG) Permitted Transferees, if any) does not elect to pay to AMG the fair market value of such Purchaser's (or (AMG) Permitted Transferee's, if any) Class A
(AMG) LLC Points within thirty (30) days of the date of such Management Default as provided above, then such Class A (AMG) LLC Points shall be deemed to have been forfeited as of the date of such Management Default.

          (e) Subject to the provisions of Sections 8(d) and 9(g), without any action on the part of any of the parties to this Agreement or any other Members of the LLC, the closing of any Forfeiture shall take place immediately and automatically upon the occurrence of (i) the termination of employment of Purchaser, (ii) the Bankruptcy Event, or (iii) the Management Default, as applicable, and AMG shall record such Forfeiture and transfer on SCHEDULE A to this Agreement. Upon any Forfeiture, AMG shall be deemed to have acquired all of the Unvested (AMG) LLC Points (and, with respect to a Management Default, all of the Vested (AMG) LLC Points) of the applicable Purchaser, including the entire
(AMG) LLC Interest with respect thereto (including such Purchaser's (and its
(AMG) Permitted Transferees', as applicable) (AMG) LLC Capital Account with respect thereto). Such Purchaser (and his, her or its (AMG) Permitted Transferees, as applicable) shall, upon such a Forfeiture, cease to have any rights hereunder and under the LLC Agreement in respect of the Unvested (AMG) LLC Points (and with respect to a Forfeiture contemplated by Section 8(d) above) and the related (AMG) LLC Interest. AMG shall, within a reasonable period of time, provide notice to the Purchasers of any Forfeiture under this Section 8(e).

SECTION 9.   REPURCHASE OF VESTED (AMG) LLC POINTS.

          (a) In the event that a Purchaser's employment by the LLC terminates for any reason, then, subject to any provisions on Vesting and Forfeiture set forth in Sections 5 and 8 hereof, AMG shall purchase, and such Purchaser, and such Purchaser's (AMG) Permitted

Transferees, if any (each an "(AMG) REPURCHASED MEMBER"), shall sell to AMG all (but not less than all) of the Vested (AMG) LLC Points held by such (AMG) Repurchased Member, in each case, pursuant to the terms of this Section 9 (such purchase and sale, an "(AMG) REPURCHASE"). In connection with the closing of any
(AMG) Repurchase, AMG or its assignees shall be deemed to have purchased all of such Purchaser's (and any (AMG) Permitted Transferees', as applicable) (AMG) LLC Points, including the (AMG) Repurchased Member's entire (AMG) LLC Interest and
(AMG) LLC Capital Account with respect thereto.

          (b)       The purchase price (the "(AMG) REPURCHASE PRICE") for the
(AMG) Repurchase with respect to the Vested (AMG) LLC Points held by such (AMG) Repurchased Member and to be repurchased therefrom by AMG hereunder shall be an amount in cash equal to (i) with respect to the Vested Class A (AMG) LLC Points held by such (AMG) Repurchase Member, the Class A (AMG) Repurchase Price, and
(ii) with respect to the Vested Class B (AMG) LLC Points held by such (AMG) Repurchased Member, the Class B (AMG) Repurchase Price, in each case less any amounts outstanding under any Purchase Note with respect to the Purchase and Sale of such (AMG) LLC Points.

          (c) The closing of the (AMG) Repurchase will take place on a date set by AMG (the "(AMG) REPURCHASE CLOSING DATE") which shall be a date within ninety (90) calendar days after the end of the quarter in which Purchaser's termination of employment with the LLC or Permanent Incapacity occurred; PROVIDED, HOWEVER, in no event shall AMG consummate such (AMG) Repurchase prior to the date which is six (6) months after the applicable (AMG) LLC Point Acquisition Date. In connection with the closing of any (AMG) Repurchase, AMG shall be deemed to have purchased the (AMG) LLC Interest with respect to such (AMG) LLC Points, including a ratable share of such Repurchased Member's (AMG) LLC Capital Account with respect thereto, and AMG shall revise SCHEDULE A hereto to reflect such (AMG) Repurchase.

          (d) The rights of AMG and its assignees hereunder are in addition to and shall not affect any other rights which AMG or its assigns may otherwise have to repurchase the Vested (AMG) LLC Points (or any Forfeiture of (AMG) LLC Points) of a Purchaser.

          (e) On the (AMG) Repurchase Closing Date, AMG (or its respective assignees, as applicable) shall pay to each (AMG) Repurchased Member the applicable (AMG) Repurchase Price for the Vested (AMG) LLC Points repurchased in the manner set forth in this Section 9, and upon such payment the (AMG) Repurchased Member shall cease to hold any (AMG) LLC Points or (AMG) LLC Interest and shall no longer have any rights hereunder or under the LLC Agreement with respect thereto. On the (AMG) Repurchase Closing Date, the (AMG) Repurchased Member and AMG (or its assignees) shall, if AMG so requests, execute an agreement reasonably acceptable to AMG in which the (AMG) Repurchased Member represents and warrants to AMG (or its assignees) that it has sole record and beneficial title to the (AMG) LLC Points subject to the (AMG) Repurchase, free and clear of any Liens as of such date other than those imposed by this Agreement or incurred by AMG. Payment of the applicable aggregate (AMG) Repurchase Price shall be made on the (AMG) Repurchase Closing Date by check or wire-transfer of immediately available funds to an account designated in writing by the

(AMG) Repurchased Member at least three (3) business days prior to the (AMG) Repurchase Closing Date.

          (f) In the event that any Purchaser (or any (AMG) Permitted Transferee) (i) has filed a voluntary petition under the bankruptcy laws or a petition for the appointment of a receiver or makes any assignment for the benefit of creditors, (ii) is subject involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to any of such Purchaser's (or (AMG) Permitted Transferee's) (AMG) LLC Points, and such involuntary petition or assignment or attachment is not discharged within sixty (60) days after its effective date, or (iii) is subject to a transfer of any of its (AMG) LLC Points, by court order or decree or by operation of law (the events detailed in clauses (i)-(iii), each a "BANKRUPTCY EVENT"), then AMG shall repurchase all of the Vested (AMG) LLC Points held by such Purchaser (or (AMG) Permitted Transferee, as applicable) pursuant to the terms of this Section 9(f), as if Purchaser was a (AMG) Repurchased Member with the purchase price determined pursuant to Section 9(b) and the date of the closing to take place within thirty (30) days following the delivery by AMG of written notice to that effect. Furthermore, upon the occurrence of any Bankruptcy Event, the entire Unvested (AMG) LLC Points shall be subject to the Forfeiture provisions of Section 8 hereof. In order to give effect to clause
(iii) above, if any portion of a Purchaser's (or (AMG) Permitted Transferee's)
(AMG) LLC Points becomes subject to transfer (or purport to be or have been transferred) by a court order or decree or by operation of law, such Purchaser (or (AMG) Permitted Transferee) shall cease to be a Member of the LLC and the transferee by court order or decree or by operation of law shall not become a member of the LLC, and AMG shall have the right to purchase from such Purchaser (or (AMG) Permitted Transferee), all of such Purchaser's Vested (AMG) LLC Points as set forth in this Section 9.

          (g) Notwithstanding the vesting provisions of Section 5, upon the death of any Purchaser, if the fair market value of such Purchaser's (or
(AMG) Permitted Transferee's) Vested (AMG) LLC Points (as determined pursuant to
Section 12(d)(i), as applicable) shall be insufficient to satisfy any outstanding balance on such Purchaser's (or (AMG) Permitted Transferee's) Purchase Note, then a number of such Purchaser's (or (AMG) Permitted Transferee's) Unvested (AMG) LLC Points up to the number of (AMG) LLC Points having a fair market value (as determined pursuant to Section 12(d)(i), as applicable) equal to the outstanding balance of such Purchaser's (or (AMG) Permitted Transferee's) Purchase Note shall immediately become Vested (AMG) LLC Points, and such Vested (AMG) LLC Points shall be subject to an (AMG) Repurchase pursuant to and in accordance with this Section 9, and the Unvested (AMG) LLC Points shall be subject to Forfeiture pursuant to Section 8 hereof.

          (h) In the event that a Purchaser (or (AMG) Permitted Transferee) is required to sell its, his or her Vested (AMG) LLC Points pursuant to the provisions of this Section 9, and in the further event that such Purchaser (or (AMG) Permitted Transferee) refuses to, is unable to, or for any reason fails to, execute and deliver the agreements required by this Section 9, AMG (or its assigns) may deposit the applicable (AMG) Repurchase Price, if any, therefor in cash with any bank doing business within fifty (50) miles of the LLC's principal place of business, as agent or trustee, or in escrow, for such Purchaser (or (AMG) Permitted Transferee), to be held by such bank for the benefit of and for delivery to Purchaser (or

(AMG) Permitted Transferee). Upon such deposit by AMG (or its assigns) and upon notice thereof given to such Purchaser (or (AMG) Permitted Transferee), such Purchaser's (or (AMG) Permitted Transferee) Vested (AMG) LLC Points shall be deemed to have been sold, transferred, conveyed and assigned to AMG (or its assigns) and such Purchaser (or (AMG) Permitted Transferee) shall have no further rights with respect thereto (other than the right to withdraw the payment therefor, if any, held in escrow).

     SECTION 10.    ALLOCATIONS.

          (a) GENERAL. From and after April 1, 2003, the (AMG) LLC Points acquired by each Purchaser hereunder shall entitle such Purchaser to the rights, and subject such Purchaser to the obligations, in respect of the allocation of items of income, gain, loss and deduction under the LLC Agreement as provided in this Section 10. As part of each Purchaser's (AMG) LLC Interest, such Purchaser is acquiring an equitable interest in a portion of AMG's interest in its Capital Account, such interest referred to herein as such Purchaser's "(AMG) LLC CAPITAL ACCOUNT", which (AMG) LLC Capital Account shall initially be equal to the (AMG) LLC Point Purchase Price for the (AMG) LLC Points; PROVIDED, HOWEVER, that nothing herein shall be construed to transfer or reduce AMG's Capital Account under the LLC Agreement. All items of income, gain, loss and deduction allocated to a Purchaser hereunder shall be allocated to such Purchaser's (AMG) LLC Capital Account in respect of such Purchaser's (AMG) LLC Points. In addition, upon any adjustment to AMG's Capital Account as provided in Sections 5.1 and 5.5(c) of the LLC Agreement (including as a result of any Purchase and Sale hereunder), each Purchaser's (AMG) LLC Capital Account shall be appropriately adjusted to give effect to such adjustment in a manner which is consistent with the allocation provisions of Section 10(d) below (i.e., each Purchaser shall not share in such adjustment to the Capital Account until such time as AMG's Capital Account is equal to the Class A/B-1 Equity Participation Threshold).

                    The LLC acknowledges that this Section 10 transfers to each Purchaser a portion of the amounts otherwise allocable to AMG under the LLC Agreement as provided herein, and agrees to make such allocations as if such provisions were a part of the LLC Agreement. The parties further acknowledge that such transfer of economic rights, and the allocation provisions of this
Section 10, shall only apply for the period commencing on the (AMG) LLC Point Acquisition Date, with proportionate adjustments to be made for partial periods under the LLC Agreement. The allocations made in respect of the (AMG) LLC Points under this Section 10 shall not in any way affect allocation in respect of the LLC Points for prior completed quarters.

          (b)       ALLOCATION OF INCOME AND GAIN.

                    (i) Each Purchaser shall be allocated a portion of the amount of income and gain to be allocated to AMG each quarter pursuant to Section 4.2(c)(i) of the LLC Agreement equal to such Purchaser's Allocation of (AMG) Free Cash Flow for such quarter.

                    (ii) In addition to the amounts allocated to each Purchaser pursuant to Section 10(b)(i) above, each Purchaser shall be allocated a ratable (as among all Purchasers in proportion to such Purchaser's respective Allocation of (AMG) Free

          Cash Flow for such period) portion of the items of income and gain to be allocated to AMG pursuant to Section 4.2(c)(ii) of the LLC Agreement for such quarter in excess of the cumulative amount of loss and deduction allocated to AMG pursuant to Sections 4.2(d)(ii) and 4.2(d)(iii) of the LLC Agreement (less the amounts of such loss and deduction allocated to the Purchasers pursuant to Section 10(c) of this Agreement), until such time as each Purchaser has been allocated cumulative income and gain under this Section 10(b)(ii) equal to such Purchaser's share of the cumulative amount of losses and deductions allocable to AMG under Sections 4.2(d)(ii) and 4.2(d)(iii) of the LLC Agreement, as such losses and deductions are allocated to Purchaser pursuant to Section 10(c) below.

          (c)       ALLOCATION OF LOSS AND DEDUCTION.

                    (i) In the event items of loss and deduction are to be allocated to AMG for any quarter pursuant to Section 4.2(d)(ii) of the LLC Agreement, then all of such items of loss and deduction shall (A) FIRST, be allocated to the Purchasers in proportion to, and only to the extent of, such Purchaser's allocation of gain and income pursuant to Section 10(b) above, until such time as each such Purchaser's (AMG) LLC Capital Account is equal to zero (0), and (B) SECOND, any remaining items of such loss and deduction shall be allocated ratably to the Purchasers in accordance with their respective number of (AMG) LLC Points as of the first day of such quarter until such time as each such Purchaser's (AMG) LLC Capital Account is reduced to zero (0).

                    (ii) In the event items of loss and deduction are to be allocated to AMG for any quarter pursuant to Section 4.2(d)(iii) of the LLC Agreement, then each Purchaser shall be allocated items of loss and deduction for such quarter, pro rata with each other Purchaser, based on each Purchaser's respective (AMG) Percentage Interest as of the first day of such quarter.

          (d) ALLOCATION OF NET GAIN UPON A SALE, ETC. In connection with the allocation of net gain from any sale, exchange or other disposition of all, or substantially all, of the assets of the LLC, each Purchaser shall be allocated a portion of such net gain as follows:

                    (i) With respect to amounts of net gain to be allocated to AMG pursuant to Section 4.2(e)(i) of the LLC Agreement, each Purchaser shall be allocated a ratable share of the amount of gain in excess of the amount of the cumulative amount of loss and deduction allocated to AMG pursuant to Sections 4.2(d)(ii) and 4.2(d)(iii) of the LLC Agreement (less amounts of such loss and deduction allocated to the Purchasers pursuant to Section 10(c) of this Agreement), until such Purchaser has received, together with items of income and gain allocated pursuant to Section 10(b)(ii) above, allocations equal to the cumulative amount of losses and deductions allocated to such Purchaser under Section 10(c) above.

                    (ii) With respect to items of net gain to be allocated to AMG pursuant to Section 4.2(e)(iii) of the LLC Agreement, each Purchaser shall not be allocated any amount of such items of net gain until AMG's Capital Account is equal to the Class A/B-1 (AMG) Equity Participation Threshold, after which each Purchaser shall be allocated a ratable amount of AMG's Share of all remaining amounts of net gain allocated pursuant to Section 4.2(e)(iii) of the LLC Agreement, based on each Purchaser's respective (AMG) Percentage Interest as of the date of such sale or other transaction.

          (e) ALLOCATION OF NET LOSS UPON A SALE, ETC. In connection with the allocation of net loss from any sale, exchange or other disposition of all, or substantially all, of the assets of the LLC pursuant to Section 4.2(f) of the LLC Agreement, each Purchaser shall be allocated a ratable amount of AMG's Share of the net loss to be allocated under said Section 4.2(f), based on each Purchaser's respective (AMG) Percentage Interest as of the date of such sale or other transaction, until each Purchaser's (AMG) LLC Capital Account is reduced to zero (0). In the event AMG is to be allocated additional items of net loss pursuant to Section 4.2(f) of the LLC Agreement after such time as AMG's Capital Account is reduced to zero (0) (and all (AMG) LLC Capital Accounts of the Purchasers are reduced to zero (0)) as contemplated by said Section 4.2(f), then each Purchaser shall also be allocated a ratable amount of AMG's Share of such additional items of net loss, based on such Purchaser's respective (AMG) Percentage Interest as of the date of such sale or other transaction.

          (f) OTHER ALLOCATION PROVISIONS. Notwithstanding the foregoing, a reduction in any quarter to the amounts of income and gain to be allocated to AMG under the LLC Agreement pursuant to Section 4.2(h) thereof shall proportionately reduce the amounts otherwise allocated to each Purchaser hereunder (but not below zero (0)), based on such Purchaser's respective Allocation of (AMG) Free Cash Flow for such quarter.

     SECTION 11.    DISTRIBUTIONS.

          (a) GENERAL. From and after April 1, 2003, the (AMG) LLC Points acquired by each Purchaser hereunder shall entitle each Purchaser to the rights, and subject each Purchaser to the obligations, in respect of distributions under the LLC Agreement as provided in this Section 11. Each Purchaser's (AMG) LLC Capital Account in respect of such Purchaser's (AMG) LLC Points shall be appropriately adjusted in respect of any such distributions. The LLC acknowledges that this Section 11 transfers to each Purchaser the right to receive distributions otherwise to be made to AMG under the LLC Agreement as provided herein, and agrees to make such distributions as if such provisions were a part of the LLC Agreement. Such transfer of the right to receive distributions under the LLC Agreement in respect of (AMG) LLC Points shall only apply to periods commencing on the (AMG) LLC Point Acquisition Date with respect to such (AMG) LLC Points, with proportionate adjustments to be made for partial periods under the LLC Agreement. In no event shall any Purchaser be entitled to any distributions under the LLC Agreement in respect of AMG's LLC Points for allocations of gain, income, loss and deduction made or otherwise with respect to periods prior to the applicable (AMG) LLC Point Acquisition Date.

          (b) DISTRIBUTIONS. In the event the LLC makes a distribution to AMG in any quarter pursuant to Section 4.3(a)(i) of the LLC Agreement, then each Purchaser shall be entitled to receive a ratable portion of such distribution based on such Purchaser's respective Allocation of (AMG) Free Cash Flow for such quarter up to and including the amount allocated to such Purchaser pursuant to
Section 10(b)(i) above for such quarter and any previous calendar quarter to the extent not then distributed, LESS such Purchaser's ratable share (based on such Purchaser's Allocation of (AMG) Free Cash Flow for such quarter) of any reservation from Free Cash Flow made in respect of such amount otherwise distributable to AMG as contemplated by Section 4.3(a)(i) of the LLC Agreement, and LESS any amounts of loss and deduction allocated to such Purchaser in such quarter pursuant to Section 10(c) above.

          (c)       OTHER DISTRIBUTIONS.

                    (i) Each Purchaser shall be entitled to receive a portion of AMG's Share of distributions attributable to a sale of all, or substantially all, of the assets of the LLC in accordance with (and in proportion to) the positive balance, if any, of such Purchaser's
          (AMG) LLC Capital Account (as determined immediately prior to such distribution); and

                    (ii) Each Purchaser shall be entitled to receive a ratable portion of AMG's Share of any other distributions made to the Members under Section 4.3(c) of the LLC Agreement based on such Purchaser's respective (AMG) Percentage Interest as of the date of such distribution.

          (d) DISTRIBUTIONS UPON DISSOLUTION. Each Purchaser shall be entitled to receive a ratable portion of any distributions to AMG of amounts reserved in connection with the dissolution of the LLC as provided in Section
4.4 of the LLC Agreement, in proportion to the positive balance (if any) in such Purchaser's (AMG) LLC Capital Account, until Purchaser's (AMG) LLC Capital Account is reduced to zero (0); PROVIDED, HOWEVER, each Purchaser shall be entitled to receive a portion of any additional distributions to be made to AMG pursuant to Section 4.4 of the LLC Agreement following such time as AMG's Capital Account is reduced to zero (0) (and the (AMG) LLC Capital Account of each Purchaser is reduced to zero (0)), ratably based on such Purchaser's respective (AMG) Percentage Interest as of the date of such distribution.

          (e) MISCELLANEOUS DISTRIBUTIONS. Each Purchaser shall be entitled to receive a ratable portion of AMG's Share of distributions to be made to the Members pursuant to Section 4.5 of the LLC Agreement based on such Purchaser's respective (AMG) Percentage Interest (immediately prior to the applicable measurement date of LLC Points used for purposes of making such distributions to Members under Section 4.5 of the LLC Agreement).

     SECTION 12.    (AMG) LLC POINT PUTS.

          (a) Each Purchaser may, at such Purchaser's option, subject to the terms and conditions set forth in this Section 12 and subject to the vesting, forfeiture, repurchase and other provisions set forth in this Agreement, cause AMG to purchase a portion of the (AMG) LLC

Points held by such Purchaser (an "(AMG) PUT"); PROVIDED, HOWEVER, that in no event shall Purchaser cause a (AMG) Put of any Unvested (AMG) LLC Points as of such date.

          (b) Each Purchaser may, subject to the terms and conditions set forth in this Agreement, cause AMG to purchase up to ten percent (10%) of the
(AMG) LLC Points of such Purchaser (and/or any (AMG) Permitted Transferees of such Purchaser) as of the applicable (AMG) LLC Point Acquisition Date for such
(AMG) LLC Points, on the first business day following May 1 (each an "(AMG) PURCHASE DATE")) but only up to an aggregate of fifty percent (50%) of the (AMG) LLC Points of such Purchaser (and any (AMG) Permitted Transferees, if any) on any five (5) separate (AMG) Purchase Dates starting on the first (AMG) Purchase Date which is, with respect to such Purchaser's Class A (AMG) LLC Points, at least two (2) years following the applicable (AMG) LLC Point Acquisition Date with respect to such (AMG) LLC Points and ending on the first Class A (AMG) Purchase Date which is at least fifteen (15) years following the Class A (AMG) LLC Point Acquisition Date with respect to such Class A (AMG) LLC Points, and with respect to such Purchaser's Class B (AMG) LLC Points, at least five (5) years following the applicable (AMG) LLC Point Acquisition Date with respect to such Class B (AMG) LLC Points and ending on the first (AMG) Purchase Date which is at least fifteen (15) years following the (AMG) LLC Point Acquisition Date with respect to such Class B (AMG) LLC Points. For the avoidance of doubt, to the extent a Purchaser acquires both Class A (AMG) LLC Points and Class B (AMG) LLC Points, or multiple series of Class B (AMG) LLC Points, the provisions of this Section 12, including the limitations on the maximum number of (AMG) LLC Points that may be put to AMG by each Purchaser, shall apply separately to each class or series of (AMG) LLC Points, as applicable.

          (c) If a Purchaser desires to exercise his, her or its rights under Section 12(b) above, such Purchaser shall give AMG irrevocable written notice (an "(AMG) PUT NOTICE") on or prior to the preceding December 31 (the "(AMG) PUT NOTICE DEADLINE"), stating that such Purchaser is electing to exercise such rights and the number of each class or series of (AMG) LLC Points (not to exceed ten percent (10%) of each class or series of such Purchaser's
(AMG) LLC Points as of the applicable (AMG) LLC Point Acquisition Date for such
(AMG) LLC Points) (the "PUT (AMG) LLC POINTS") to be sold in the (AMG) Put.
(AMG) Puts in any given calendar year for which (AMG) Put Notices are received before the (AMG) Put Notice Deadline for that calendar year shall be completed as follows: at a closing on the respective (AMG) Purchase Date, AMG shall purchase from such Purchaser and its (AMG) Permitted Transferees, if any, the Put (AMG) LLC Points as designated in the (AMG) Put Notice, up to the maximum amount permitted by Section 12(b) above with respect to that year and the aggregate amount that may be put by such Purchaser (and his, her or its (AMG) Permitted Transferees).

          (d) The purchase price per Put (AMG) LLC Point (the "(AMG) PUT PRICE") shall be, (i) with respect to Class A (AMG) LLC Points, the quotient obtained by dividing the Class A (AMG) Fair Market Value by the total number of LLC Points held by AMG on the (AMG) Purchase Date, before giving effect to any
(AMG) Puts on such date (the "CLASS A (AMG) PUT PRICE"), and (ii) with respect to Class B (AMG) LLC Points, the quotient obtained by dividing the Class B (AMG) Fair Market Value by the total number of LLC Points held by AMG on the (AMG) Purchase Date, before giving effect to any (AMG) Puts on such date (the "CLASS B
(AMG) PUT PRICE").

                    (i) For purposes hereof, (A) the "CLASS A (AMG) FAIR MARKET VALUE" shall be equal to the positive difference, if any, between (I) the (AMG) Fair Value and (II) the Class A (AMG) Put Participation Threshold and (B) the "CLASS B (AMG) FAIR MARKET VALUE" shall be equal to the positive difference, if any, between (I) the
          (AMG) Fair Value and (II) the Class B-1 (AMG) Put Participation Threshold.

                    (ii) For purposes hereof, the "(AMG) FAIR VALUE" shall be an amount equal to the product of (A) the Fair Value of the LLC and
          (B) a fraction, the numerator of which is equal to the number of LLC Points held by AMG as of the (AMG) Purchase Date and the denominator of which is the total number of outstanding LLC Points as of the (AMG) Purchase Date, in each case before giving effect to any (AMG) Puts, Calls, issuances or redemptions of LLC Points on such date, as applicable.

                    (iii) For purposes hereof, the "FAIR VALUE OF THE LLC" shall equal (A) the product of the Fair Multiple and the Run Rate Free Cash Flow of the LLC (net of Free Cash Flow Expenditures) as of the applicable Fair Value Determination Date, PLUS (B) all cash and cash equivalents of the LLC, and MINUS (C) the Total Debt of the LLC, in each case as of the Fair Value Determination Date.

                    (iv) For purposes hereof, the term "FAIR MULTIPLE" shall equal the quotient obtained by dividing (A) the AMG Enterprise Value by (B) AMG's Run Rate EBITDA as of the Fair Value Determination Date (the "AMG MULTIPLE"), with such quotient discounted by between thirty percent (30%) and fifty percent (50%). Within that range, the discount to the AMG Multiple will be measured by subtracting from fifty percent (50%) five percent (5%) for each of the following four conditions that have been met as of the Fair Value Determination Date:
          (1) positive net client cash flows of the LLC for the six (6) months prior to the Fair Value Determination Date, (2) positive net client cash flows of the LLC for the eighteen (18) months prior to the Fair Value Determination Date, (3) performance in excess of applicable benchmarks for the six months prior to the Fair Value Determination Date for the LLC's investment products that generated greater than fifty percent (50%) of the LLC's Run Rate Free Cash Flow in such period, and (4) performance in excess of applicable benchmarks for the eighteen (18) months prior to the Fair Value Determination Date for the LLC's investment products that generated greater than fifty percent (50%) of the LLC's Run Rate Free Cash Flow in such period. The discount to the AMG Multiple for any calculation of the Fair Multiple shall be reasonably determined by AMG, using the foregoing criteria, whose determination shall be binding on Purchaser, subject to Section 12(e) below.

                    (v) For purposes hereof, the term "TOTAL DEBT" shall be determined by AMG and shall include, in each case as of the Fair Value Determination Date, all Indebtedness and long-term acquisition debt of the LLC determined in accordance with generally accepted accounting principles, consistently applied and reflected on the books of account of the LLC, as well as all undistributed profits of the LLC and Indebtedness of AMG or any other Controlled Affiliate of AMG incurred directly on behalf of the LLC with the consent of the Management Committee determined in accordance with generally accepted accounting principles, consistently applied and reflected on the books of account of AMG.

                    (vi) For purposes hereof, the term "AMG ENTERPRISE VALUE" shall mean the sum of (A) the product of (x) the average closing price per share of AMG Stock over the ninety (90) calendar days prior to, but not including, the Fair Value Determination Date and (y) the average number of shares of AMG Stock outstanding over the ninety (90) calendar days prior to, but not including, the Fair Value Determination Date and (B) the actual amount of total AMG Indebtedness as of the Fair Value Determination Date, MINUS all holding company cash and cash equivalents on AMG's balance sheet.

                    (vii) For purposes hereof, the term "RUN RATE FREE CASH FLOW" shall mean the Maintenance Fees for the quarter ending on the Fair Value Determination Date multiplied by four (4), MINUS the amount, if any, by which the operating expenses for the LLC for the four (4) calendar quarters ending on the Fair Value Determination Date exceeded the Operating Cash Flow of the LLC for such four (4) calendar quarters.

                    (viii) For purposes hereof, the term "AMG'S RUN RATE EBITDA" shall mean (A) AMG's EBITDA for the quarter ended on the Fair Value Determination Date (as publicly reported by AMG in supplemental disclosure), pro forma for acquisitions and divestitures made by AMG in such quarter (calculated by adding to or subtracting from EBITDA, as the case may be, AMG's contractual revenue share of the acquired or divested entity's revenue for such quarter, prior to such acquisition or after such divestiture, respectively), multiplied by (B) four (4).

                    (ix) For purposes hereof, the term "AMG INDEBTEDNESS" shall mean (A) all indebtedness of AMG for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (B) any other indebtedness of AMG which is evidenced by a note, bond, debenture or similar instrument (the amount of which shall be measured, with respect to publicly-traded indebtedness, as the lesser of the book value or the market value of such debt), (C) all obligations of AMG in respect of acceptances issued or created for the account of AMG, (D) all obligations of AMG under noncompetition agreements reflected as liabilities on a balance sheet of AMG in accordance with generally accepted accounting principles, (E) all liabilities secured by any Lien on any property owned by AMG even though AMG has not assumed or otherwise become liable for the payment thereof, and (F) all net obligations of AMG under interest rate, commodity, foreign currency and financial markets swaps, options, futures and other hedging obligations. For the avoidance of doubt, the term "Indebtedness" shall not include (i) any so-called synthetic, off-balance sheet or tax retention lease (including the lease of AMG's headquarters entered into in connection with the Participation Agreement dated as of December 1, 2000 among Realty Facility Holdings XII LLC, AMG, the Provident Bank and Cornerstone Funding Corporation I) (each a "SYNTHETIC LEASE OBLIGATION"), (ii) any guarantee in respect of Synthetic Lease Obligations, (iii) any liabilities secured by any lien in connection with Synthetic Lease Obligations, or (iv) unsecured Indebtedness of AMG owing to any Affiliate of AMG, related to AMG's cash management program with its Affiliates.

          (e) AMG shall have the right (but not the obligation) to request, at the expense of AMG, that the Fair Value of the LLC be determined by a third party appraiser if the Fair Value of the LLC as of the Fair Value Determination Date calculated in accordance with Section 12(d) is greater than nine (9) times the LLC's Run Rate Free Cash Flow (net of Free Cash Flow Expenditures) as of the end of the calendar quarter immediately prior to the quarter in which the (AMG) Purchase Date occurs. Each Purchaser exercising an
(AMG) Put hereunder shall have the right to request, at the expense of such Purchaser, that the Fair Value of the LLC with respect to such (AMG) Put be determined by a third party appraiser if the Fair Value of the LLC as of the Fair Value Determination Date calculated in accordance with Section 12(d) is less than six (6) times the LLC's Run Rate Free Cash Flow (net of Free Cash Flow Expenditures) as of the end of the calendar quarter immediately prior to the quarter in which the (AMG) Purchase Date occurs. Any party requesting such appraisal shall do so in writing no later than twenty-one (21) calendar days prior to the proposed (AMG) Purchase Date. The third party appraiser shall be selected by the Management Committee with the approval of AMG. The third party appraiser shall complete its appraisal prior to the (AMG) Purchase Date, and its determination of Fair Value of the LLC shall be final and binding on each of AMG, the applicable Purchaser and his, her or its (AMG) Permitted Transferees, if any.

          (f) At the closing of the (AMG) Put on the (AMG) Purchase Date, the applicable Purchaser will receive the applicable (AMG) Put Price with respect to such Put (AMG) LLC Points less a portion of the outstanding amount under any Purchase Note issued with respect to such Put (AMG) LLC Points equal to the product of (i) the total amount outstanding under the Purchase Note, and
(ii) the percentage of the aggregate (AMG) LLC Points purchased by the Purchaser with the Purchase Note represented by the Put (AMG) LLC Points. In connection with any (AMG) Put, AMG shall be deemed to be repurchasing a ratable share of such Purchaser's (AMG) LLC Interest, including a ratable share of such Purchaser's (AMG) LLC Capital Account with respect to the Put (AMG) LLC Points, and AMG shall revise SCHEDULE A to reflect the foregoing.

     SECTION 13. RESTRICTIONS ON TRANSFER. Each Purchaser and each (AMG) Permitted Transferee agrees and shall agree not to sell or otherwise transfer or dispose of any (AMG) LLC Points or any portion of the (AMG) LLC Interest purchased hereunder and held by them for the applicable Lock-up Period with respect thereto. In addition, and not in limitation of the foregoing, the (AMG) LLC Interest may be Transferred if and only if AMG and the Management Committee consents in writing to the transfer in advance thereof, which consent may be withheld by either party in its sole discretion.

     SECTION 14. VOTING RIGHTS. Each Purchaser shall, by virtue of its ownership of the (AMG) LLC Points, have the right to direct AMG to vote, and AMG shall vote, its (AMG) LLC Points in a manner requested by each Purchaser from time to time on all matters subject to voting by the Manager Member under the LLC Agreement; PROVIDED, HOWEVER, that the scope and extent of such direction shall be in proportion to such Purchaser's Voting Percentage. Each Purchaser will be promptly notified of any matter that requires the vote by or written consent of the Manager Member under the LLC Agreement. Upon the prompt notification of such matter to be voted upon, each Purchaser will deliver to AMG, at least twenty-four (24) hours prior to the meeting at which such vote is to be taken or a written consent is required to be delivered, a written notice directing AMG to vote such Purchaser's Voting Percentage in the manner indicated on such notice. In the event that the written notice is not timely delivered to AMG by a Purchaser, then such Purchaser shall be deemed to have waived its voting rights with respect to such matter and granted AMG with full discretion to vote its (AMG) LLC Points. Except as set forth in this Section 14 and in
Section 15(h) hereof, no Purchaser shall have any other right to vote in respect of the (AMG) LLC Interest, including under the LLC Agreement, and no class or series of (AMG) LLC Points shall have the right to any separate class or series vote.

     SECTION 15.    MISCELLANEOUS.

          (a) EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

          (b) SAVING CLAUSE. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

          (c) NOTICES. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by facsimile transmission or on the first business day after the date mailed if mailed by a nationally recognized over night carrier service, or three business days after the date mailed if mailed by first class registered or certified mail, postage prepaid. Notices to AMG, the LLC or Purchaser shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

          (d) BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. Transferees of any portion of an
(AMG) LLC Interest or successors of any Purchaser shall become parties to this Agreement by executing a counterpart hereto; PROVIDED, HOWEVER, that such transferees and successors shall, to the extent provided in this Agreement, be bound by and subject to the provisions of this Agreement regardless of whether they execute such a counterpart. This Agreement shall be binding on any Transferees of all or significantly all of AMG's LLC Points, regardless of any agreement to the contrary; PROVIDED, HOWEVER, that no transfer of a lesser amount of LLC Points shall interfere with the (AMG) LLC Interests of any Purchaser hereunder. Without limitation of the foregoing, upon any stock-for-stock merger in which the LLC is not the surviving entity, equity interests of the LLC's successor issued in respect of the LLC Points underlying the (AMG) LLC Interests transferred hereunder shall remain subject to vesting and the Forfeiture and Repurchase provisions applicable to such (AMG) LLC Points.

          (e) NO RETENTION RIGHTS. Nothing in this Agreement shall confer upon any Purchaser any right to employment or the continuance of employment with the LLC for any period of specific duration or interfere with or otherwise restrict in any way the rights of the LLC (or any parent or subsidiary employing or retaining Purchaser) or of any Purchaser, which rights are hereby expressly reserved by each, to terminate Purchaser's service relationship with the LLC at any time and for any reason, with or without cause.

          (f) DISPUTE RESOLUTION. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance Section
11.6 of the LLC Agreement.

          (g) AMENDMENTS. This Agreement may not be amended nor any term hereof changed, modified, waived or terminated, except to the extent the same is effected and evidenced by the written consent of each of AMG and a majority-in-interest of the Voting Percentage of the Purchasers voting as a single class; PROVIDED, HOWEVER, that this Agreement may not be amended nor any term hereof changed, modified, waived or terminated, except to the extent the same is approved by the written consent of a two-thirds interest of the voting power of the holders of Class B (AMG) LLC Points, if such amendment, change, modification, waiver or termination would materially and adversely affect any right, preference, privilege or voting power of the Class B (AMG) LLC Points or the holders thereof in a manner that does not also similarly affect such right, preference, privilege or voting power of the other classes of (AMG) LLC Points; PROVIDED FURTHER, HOWEVER, that AMG shall be permitted to amend SCHEDULE A hereto as expressly permitted in this Agreement without the consent of any other Person. Notwithstanding anything to the contrary in this Section 15(g), each Purchaser acknowledges and agrees that AMG may transfer additional Class B (AMG) LLC Points to Purchasers under this Agreement from time to time, with such additional Class B (AMG) LLC Points to be issued in one or more series as determined by AMG and the Management Committee. Furthermore, in accordance with such transfers, AMG shall be permitted, to the extent required, to amend or make provision for the amendment of this Agreement upon the issuance of such new series of Class B (AMG) LLC Points to implement the rights, preferences and privileges of the additional Class B (AMG) LLC Points, including, without limitation, amending Sections 9 and 10 hereof and adding new participation thresholds, including to the definitions of "Allocation of (AMG) Free Cash Flow", "Class A (AMG) Fair Market Value" and "Class B (AMG) Fair Market Value" and otherwise to reflect the intent of the parties to this Agreement in such form and substance as is reasonably determined to be necessary by the Manager Member for such purpose.

          (h) CONVERSION OF CORPORATE FORM. In the event the LLC is converted into one or more corporations, AMG will use its commercially reasonable efforts to ensure that each Purchaser receives such economic and equity rights, preferences, and privileges which are equivalent to such Purchaser's (AMG) LLC Points set forth in this Agreement, subject to equivalent restrictions and limitations.

          (i) FURTHER ASSURANCES. Each of the parties hereto agrees to execute all such further instruments and documents and take such further action as any party may reasonably require in order to effectuate the terms and purposes of this Agreement.

          (j) GOVERNING LAW. This Agreement shall be construed under and governed by the internal laws of the Commonwealth of Massachusetts, without giving effect to the choice or conflict of laws provisions thereof. This Agreement shall be binding on, enforceable by and shall inure to the benefit of, the parties hereto and their respective successors, heirs, executors, administrators, and assigns.

          (k) COUNTERPARTS. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

          (l) ENTIRE AGREEMENT. This Agreement and the LLC Agreement represent the entire agreement among the parties hereto with respect to the subject matter hereof; PROVIDED, that in any case where a conflict exists between the terms of this Agreement and the terms of the LLC Agreement, the terms of this Agreement shall govern and control.

                                  [End of Text]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date set forth above by such parties or their duly authorized representatives.

                                              LLC:

                                              ESSEX INVESTMENT MANAGEMENT
                                              COMPANY, LLC


                                              By: /s/ Christopher P. McConnell
                                                  ----------------------------
                                              Name:  Christopher P. McConnell
                                              Title: Chief Financial Officer

                                              125 High Street
                                              Boston, MA 02110


                                              AMG:

                                              AFFILIATED MANAGERS GROUP, INC.


                                              By: /s/ Nathaniel Dalton
                                                  ---------------------------
                                              Name:  Nathaniel Dalton
                                              Title: Executive Vice President

                                              600 Hale Street
                                              Prides Crossing, MA 01965

                                              PURCHASERS:


                                              /s/ R. Daniel Beckham
                                              -------------------------------
                                              R. Daniel Beckham


                                              Address:


                                              /s/ Malcolm MacColl
                                              -------------------------------
                                              Malcolm MacColl


                                              Address:


                                              /s/ Christopher P. McConnell
                                              -------------------------------
                                              Christopher P. McConnell


                                              Address:


                                              /s/ Craig Lewis
                                              -------------------------------
                                              Craig Lewis


                                              Address:


                                              /s/ Karen R. Korn
                                              -------------------------------
                                              Karen R. Korn


                                              Address:


                                              /s/ Susan Stickels
                                              -------------------------------
                                              Susan Stickels


                                              Address:

                                FORM OF SCHEDULE A

                         Purchasers and (AMG) LLC Points

                                    (AMG) LLC
                                      Point            (AMG) LLC         Class A          Class B-1
                                   Acquisition           Point          (AMG) LLC         (AMG)LLC
Purchaser Name and Address            Date           Purchase Price       Points           Points
------------------------------------------------------------------------------------------------------
                                                      $   *                 *                 *

Vesting:

     All Class (A) (AMG) LLC Points purchased hereunder vest in equal twenty percent (20%) increments on each of the second, third, fourth, fifth and sixth anniversaries of the applicable (AMG) LLC Point Acquisition Date.

     All Class B-1 (AMG) LLC Points vest as follows: fifty percent (50%) of the Class B-1 (AMG) LLC Points purchased hereunder shall vest on the fifth anniversary of the applicable (AMG) LLC Point Acquisition Date, and twenty-five percent (25%) of the Class B-1 (AMG) LLC Points shall vest on each of the sixth and seventh anniversaries of the applicable (AMG) LLC Point Acquisition Date.

*  Under this Agreement, the Purchasers have purchased, in the aggregate,
   118.325 Class A (AMG) LLC Points and 39 Class B-1 (AMG) LLC Points for a total purchase price of $372,485.59.